ALLIANCE GLOBAL SMALL CAP FUND

ANNUAL REPORT
JULY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                           ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

September 28, 1999

Dear Shareholder:

We are pleased to report on the performance and investment strategy of the Alliance Global Small Cap Fund (the "Fund") for the annual reporting period ended July 31, 1999.

INVESTMENT RESULTS
The following table provides performance data for the Morgan Stanley Capital International ("MSCI") World Index, and the Lipper Global Small Company ("GSC") Funds Average for the six- and 12-month periods ended July 31, 1999. During the six-month period ended July 31, 1999, your Fund's Class A shares returned 10.42%, outperforming its benchmark, the MSCI World Index, which returned 6.04%, and underperforming the Lipper GSC Funds Average, which returned 11.73%. During the 12-month period ended July 31, 1999, the Fund's Class A shares returned 7.51%, underperforming the MSCI World Index's return of 15.91%, while outperforming the Lipper GSC Funds Average, which returned 5.98%.

For the U.S. portion of the Fund's portfolio, the Fund's underperformance versus its benchmark over the 12-month period under review was attributable to an underweighting in technology, and a lack of participation in the internet mania. Over the six-month period, the Fund outperformed its benchmark as those same internet stocks and other areas of technology sold off appreciably from their highs.

For the international portion of the Fund's portfolio, the Fund's 12-month underperformance versus its benchmark was largely due to the general underperformance experienced by small-cap stocks relative to large-cap stocks. Over the six-month period under review, the Fund's positive performance was helped by strong positive stock selection in Europe and Japan, equity exposure in emerging markets, an overweight position in international small-cap stocks, and strong performance by these small-cap stocks relative to larger capitalization stocks.


INVESTMENT RESULTS*
Periods Ended July 31, 1999
                                                          TOTAL RETURNS
                                                      6 MONTHS    12 MONTHS
                                                     ----------   ----------
ALLIANCE GLOBAL SMALL CAP FUND
  Class A                                              10.42%        7.51%
  Class B                                              10.10%        6.74%
  Class C                                               9.97%        6.72%

MSCI WORLD INDEX                                        6.04%       15.91%

LIPPER GLOBAL SMALL COMPANY ("GSC") FUNDS AVERAGE      11.73%        5.98%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI WORLD INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 22 COUNTRIES. THE LIPPER GLOBAL SMALL COMPANY ("GSC") FUNDS AVERAGE REFLECTS PERFORMANCE OF 42 AND 40 FUNDS FOR THE SIX- AND 12-MONTH PERIODS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE MSCI WORLD INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


U.S. INVESTMENTS
In the U.S. portion of the Fund's portfolio, the Fund continues to maintain several positions in the retail and apparel sectors. The companies in these sectors typically have strong franchises, dominant market share positions, earnings per share growth between 20% and 30%, and price to earnings (P/E) ratios between 10 and 20 times earnings. The Fund's holdings in these sectors include Tiffany & Co., a leading jewelry retailer; Mens Wearhouse, Inc., a leading men's retailer of formal wear; and BJ's Wholesale Club, Inc., a leading membership based warehouse club chain.


1


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

Within the leisure category, we are looking for professionally managed consolidators of fragmented industries who are able to leverage their strengths in building dominant, national franchises. These include Bally Total Fitness Holding Corp., which, with over four million members, is the largest health club provider in the U.S., and Premier Parks, Inc., the largest amusement park operator after The Walt Disney Company. In the consumer manufacturing category, the Fund maintains a holding in Monaco Coach Corp., a leading manufacturer of recreational vehicles in the U.S.

Healthcare continues to be an area of focus for the Fund. The congressional balancing of the federal budget and various managed care concerns have put a lot of pressure on the healthcare service sector, which in turn has depressed stock prices in this sector. Nonetheless, we have used this as an opportunity to add to the Fund's holdings. These include Health Management Associates, Inc., a leading operator of acute care hospitals in rural markets, and Lifepoint Hospitals, Inc., a recently spun-out company from Columbia/HCA Healthcare Corp. In addition, the Fund holds a position in Medical Manager Corp., an intranet healthcare company focusing on managing drug prescriptions via a closed loop architecture.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that Venator Group, Inc., the parent company of both Foot Locker and Champs, should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike, Inc. is seeing its business turning. These factors, as well as the Olympics being only a year away, should help Foot Locker and Champs see a turn in their business and we consequently believe that Venator Group, Inc. should do very well.

Within the real estate sector, we believe that the stocks of real estate investment trusts ("REITs") have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 20%. Therefore, we have about 4% of the Fund's portfolio invested in REITs and currently hold positions in Chelsea GCA Realty, Inc., Taubman Centers, Inc., and MeriStar Hospitality Corp.

On the cyclical side, we continue to favor the airline industry. We have been bullish on this group since 1995. 1999 should mark the fifth consecutive year of profitability for the industry after a period of losses from 1990 to 1994. Furthermore, this industry is more fundamentally sound than at any point since World War II, with load factors over 70% for four years in a row--levels never attained before by this industry.

During past good periods of business, carriers took their excess cash flow and bought more planes. However, this only added to their existing capacity and took away their pricing power. Today, the carriers are using their cash flow to pay down debt, buy back stock, and restructure their balance sheets. As demand outpaces capacity growth, pricing power should continue to increase, allowing carriers to maximize both revenues and earnings. Thus, the Fund's holdings continue to include positions in America West Airlines, Inc., Alaska Air Group, Inc., and Atlas Air, Inc.

In addition, we also like the rental car industry and have positions in Budget Group, Inc. and Dollar Thrifty Automotive Group, Inc. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet being recognized in the marketplace.

INTERNATIONAL INVESTMENTS
International small capitalization stocks have outperformed large capitalization stocks as investor interest in smaller companies has grown. Investor optimism about global economic growth prospects translated to strong earnings forecast upgrades for smaller capitalized stocks. Interest in smaller capitalization stocks increased further as investors became more appreciative of the attractive valuations of small companies when compared to the large capitalization class.

Overall European equity returns, although positive, were subdued. After initial enthusiasm for the European currency unit (the "Euro"), European equity markets were hit by the failure of European economies to show clear signs of recovery. European smaller capitalization stocks experienced strong performance relative to the broader


2


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

market. We maintain our belief that European smaller capitalization stocks still offer excellent value to the investor.

The Japanese equity market appears to have started rising out of the doldrums. The market has been boosted by economic figures that positively surprised and increased foreign investor interest in the market. The strength of Japanese equity returns has been apparent across all levels of market capitalization.

The emerging equity markets posted particularly strong returns during the period under review with the Asian markets leading the way. Underlying investment fundamentals are improving as developing economies restructure and economic growth recovers.

INTERNATIONAL PORTFOLIO REVIEW
The international portion of your Fund's portfolio continues to focus its investments in companies with higher than average earnings growth while maintaining a lower exposure to more stable but low growth companies.

Within the European portion of the Fund's portfolio, we maintain significant positions in the technology, telecommunications, broadcasting and business services sectors. We continue to emphasize European cable. In particular, we like companies that are positioned to gain from consolidation within the industry and have the technology and assets to take advantage of industry developments such as the introduction of broadband internet. Our favored technology stocks are within the information technology ("IT") services sector. In particular, we like IT service companies that are strategically well positioned on a geographical, industry or product basis and exhibit visible earnings growth prospects combined with attractive relative valuations. Within our telecommunications investments, we favor companies that have strong regional and global network capabilities and that are most likely to benefit from a potential rapid increase in data traffic.

The Japanese portion of the Fund's portfolio also continues to invest in growth oriented names. While we have reduced the Fund's exposure to retailers, we have raised its weighting in financial stocks that are focused on consumer finance and trust business. We have also added to the Fund's technology stocks, initiating positions within the internet sector.

Your Fund's portfolio invests in developing markets that show both compelling growth and valuation. Telecommunications and financial companies are still the major themes in this asset class.

The initial public offerings ("IPO") market for international small capitalization issues has been particularly active within Europe during the past months. Your Fund has participated in a number of very successful IPO transactions. We believe that the strength of the smaller capitalization IPO market illustrates the positive outlook for international smaller companies. We expect that the high activity levels seen in Europe will spread to the other international markets in the coming months, and we look forward to these new opportunities.

As always, we appreciate your investment in Alliance Global Small Cap Fund and look forward to reporting its progress to you in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alden M. Stewart
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

Alliance Global Small Cap Fund seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.51%          2.93%
Five Years                    13.80%         12.82%
Ten Years                      6.66%          6.20%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.74%          2.96%
Five Years                    12.98%         12.98%
Since Inception* (a)           9.83%          9.83%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.72%          5.77%
Five Years                    12.98%         12.98%
Since Inception*              11.86%         11.86%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        -4.44%         -4.36%         -1.81%
5 Years                       12.69%         12.87%         12.87%
10 Years                       6.50%          9.69%**(a)    11.71%**


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Since Inception: 9/17/90, Class B; 5/3/93, Class C.

**   Since Inception.

(a)  Assumes conversion of Class B shares into Class A shares after 8 years.


4


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
7/31/89 TO 7/31/99
$28,000
$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

MSCIWORLD INDEX: $27,882
LIPPER GLOBAL SMALL COMPANY FUNDS AVERAGE: $22,692
ALLIANCE GLOBAL SMALL CAP FUND CLASS A: $18,244

7/31/89   7/31/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95   7/31/96
   7/31/97   7/31/98   7/31/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 7/31/89 to 7/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 22 countries.

The Lipper Global Small Company Funds Average reflects the performance of 4 funds (based on the number of funds in the average from 7/31/89 to 7/31/99). These funds have generally similar investment objectives to Alliance Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Alliance Global Small Cap Fund

MSCI World Index

Lipper Global Small Company Funds Average


5


TEN LARGEST HOLDINGS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                        COUNTRY           U.S. $ VALUE   % OF NET ASSETS
-------------------------------------------------------------------------------
Daiwa Securities Co., Ltd.     Japan             $ 2,013,520          1.8%
Premier Parks, Inc.            United States       1,984,669          1.7
United Pan-Europe
  Communications NV            Netherlands         1,974,081          1.7
Legg Mason, Inc.               United States       1,879,500          1.7
United News & Media Plc        United Kingdom      1,641,290          1.4
Sankyo Co., Ltd.               Japan               1,592,743          1.4
Equant NV                      Netherlands         1,579,025          1.4
Chelsea GCA Realty, Inc.       United States       1,508,150          1.3
Alps Electric Co., Ltd.        Japan               1,491,997          1.3
Autoliv, Inc. (ADR)            Sweden              1,478,734          1.3
                                                 $17,143,709         15.0%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1999
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                 HOLDINGS
PURCHASES                      COUNTRY                BOUGHT      7/31/99
-------------------------------------------------------------------------------
Alps Electric Co., Ltd.        Japan                  55,000       55,000
Daito Trust Construction
  Co., Ltd.                    Japan                  92,000       93,400
Fukuyama Transporting Co.,
  Ltd.                         Japan                 217,000      217,000
Hornbach Holdings AG pfd.      Germany                28,730       28,730
Hoya Corp.                     Japan                  19,000       19,000
Kokuyo Co.                     Japan                  63,000       63,000
Mikuni Coca-Cola Bottling
  Co., Ltd.                    Japan                  41,000       41,000
Next Plc                       United Kingdom        124,000      124,000
Shiseido Co., Ltd.             Japan                  84,000       84,000
United Pan-Europe
  Communications NV            Netherlands            30,400       30,400

                                                                 HOLDINGS
SALES                          COUNTRY                  SOLD      7/31/99
-------------------------------------------------------------------------------
Bethlehem Steel Corp.          United States         200,800           -0-
British Airways Plc            United Kingdom        217,400           -0-
CheckFree Holdings Corp.       United States          29,600           -0-
Dixons Group Plc               United Kingdom         81,382           -0-
Fortum Corp.                   Finland               179,631           -0-
Seat-Pagine Gialle SpA         Italy                 589,000      502,000
Thomson Travel Group Plc       United Kingdom        372,500           -0-
Tiffany & Co.                  United States          12,200       14,400
Tommy Hilfiger Corp.           United States          15,600           -0-
Union Electrica Fenosa, SA     Spain                  88,000           -0-


*    Adjusted for stock splits.


6


TEN LARGEST COUNTRY HOLDINGS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COUNTRY                                             VALUE         NET ASSETS
-------------------------------------------------------------------------------
United States                                    $37,412,142         32.7%
Japan                                             16,307,205         14.2
United Kingdom                                    13,599,994         11.9
Germany                                            6,495,368          5.7
Netherlands                                        4,993,902          4.4
Spain                                              4,834,444          4.2
France                                             4,270,158          3.7
Austria                                            2,993,306          2.6
Italy                                              2,788,693          2.4
Sweden                                             2,129,875          1.9
                                                 $95,825,087         83.7%

SECTOR DIVERSIFICATION
JULY 31, 1999
_______________________________________________________________________________

                                                                  PERCENT OF
                                                U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Basic Industry                                  $  1,226,266          1.1%
Capital Goods                                      4,199,372          3.7
Consumer Manufacturing                             8,166,008          7.1
Consumer Services                                 34,282,434         29.9
Consumer Staples                                   7,327,485          6.4
Energy                                             1,732,096          1.5
Finance                                           15,935,156         13.9
Healthcare                                         7,014,216          6.1
Multi Industry                                     2,886,259          2.5
Technology                                        19,891,676         17.4
Transportation                                     4,795,616          4.2
Utilities                                          5,872,135          5.1
Total Investments*                               113,328,719         98.9
Cash and receivables, net of liabilities           1,286,330          1.1
Net Assets                                      $114,615,049        100.0%


*    Excludes short-term obligations.


7


PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.9%
UNITED STATES INVESTMENTS-32.7%
CONSUMER SERVICES-13.7%
AIRLINES-2.0%
Alaska Air Group, Inc. (a)                       27,800    $   1,233,625
America West Airlines, Inc.
  Cl.B (a)                                       39,300          778,631
Atlas Air, Inc. (a)                               9,000          288,563
                                                             ------------
                                                               2,300,819

APPAREL-0.9%
Mens Wearhouse, Inc. (a)                         24,800          616,900
Stage Stores, Inc. (a)                           61,300          394,619
                                                             ------------
                                                               1,011,519

BROADCASTING & CABLE-1.1%
Citadel Communications
  Corp. (a)                                       4,500          144,000
Entercom Communications
  Corp. (a)                                       3,900          157,950
RCN Corp. (a)                                     5,700          239,400
SFX Entertainment, Inc.
  Cl.A (a)                                       15,000          672,188
                                                             ------------
                                                               1,213,538

ENTERTAINMENT & LEISURE-3.7%
Bally Total Fitness Holding
  Corp. (a)                                      24,600          696,488
Premier Parks, Inc. (a)                          51,300        1,984,669
Sunterra Corp. (a)                               83,800        1,126,062
Trans World Entertainment
  Corp. (a)                                      34,750          432,203
                                                             ------------
                                                               4,239,422

PRINTING & PUBLISHING-0.0%
Creo Products, Inc. (a)                           2,300           47,006

RETAIL - GENERAL MERCHANDISE-4.3%
BJ's Wholesale Club,
  Inc. (a)                                       24,800          759,500
Furniture Brands
  International, Inc. (a)                        15,900          429,300
Movado Group, Inc.                               19,600          475,300
Sharper Image Corp. (a)                           6,700           68,675
Shopko Stores, Inc. (a)                          11,900          455,918
Tiffany & Co.                                    14,400          724,500
Tweeter Home
  Entertainment Group,
  Inc. (a)                                        2,700           89,944
Venator Group, Inc. (a)                         107,400        1,127,700
Zale Corp. (a)                                   20,100          804,000
                                                             ------------
                                                               4,934,837

MISCELLANEOUS-1.7%
Carriage Services, Inc. (a)                      19,400          320,100
Century Business Services,
  Inc. (a)                                       47,500          724,375
Insight Enterprises,
  Inc. (a)                                       14,800          429,200
Nielsen Media Research,
  Inc.                                           13,300          432,250
TeleTech Holdings,
  Inc. (a)                                        2,400           28,950
                                                             ------------
                                                               1,934,875
                                                             ------------
                                                              15,682,016

TECHNOLOGY-4.4%
COMMUNICATIONS EQUIPMENT-0.6%
Focal Communications
  Corp. (a)                                       2,800           53,200
Tekelec (a)                                      12,900          129,806
TeleSpectrum Worldwide,
  Inc. (a)                                       69,600          491,550
                                                             ------------
                                                                 674,556


8


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMPUTER HARDWARE-0.8%
Apex, Inc. (a)                                   36,550    $     954,869
Digital Origin, Inc. (a)                             15               90
                                                             ------------
                                                                 954,959

COMPUTER SERVICES-1.1%
DBT Online, Inc. (a)                             29,400          887,512
IMRglobal Corp. (a)                              12,700          217,488
Visual Networks, Inc. (a)                         2,800          100,975
                                                             ------------
                                                               1,205,975

COMPUTER SOFTWARE-0.4%
Digex, Inc. Cl.A (a)                              7,300          162,881
Sapient Corp. (a)                                 4,900          270,725
                                                             ------------
                                                                 433,606

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.3%
MKS Instruments,
  Inc. (a)                                       14,500          309,031

SEMI-CONDUCTOR COMPONENTS-0.7%
MIPS Technologies,
  Inc. (a)                                        7,400          273,800
SDL, Inc. (a)                                     5,100          346,481
Triquint Semiconductor,
  Inc. (a)                                        4,800          199,200
                                                             ------------
                                                                 819,481

MISCELLANEOUS-0.5%
Excalibur Technologies
  Corp. (a)                                      19,400          209,763
Harman International
  Industries, Inc.                                9,200          404,800
                                                             ------------
                                                                 614,563
                                                             ------------
                                                               5,012,171

FINANCE-4.2%
BROKERAGE & MONEY MANAGEMENT-1.7%
Legg Mason, Inc.                                 53,700        1,879,500

REAL ESTATE-2.5%
Chelsea GCA Realty, Inc.                         43,400        1,508,150
MeriStar Hospitality
  Corp.                                          21,400          409,275
Taubman Centers, Inc.                            71,900          952,675
                                                             ------------
                                                               2,870,100
                                                             ------------
                                                               4,749,600

CONSUMER MANUFACTURING-3.1%
AUTO & RELATED-2.6%
Budget Group, Inc.
  Cl.A (a)                                       34,300          315,131
Circuit City Stores, Inc.-
CarMaxGroup (a)                                  74,000          296,000
Dollar Thrifty Automotive
  Group, Inc. (a)                                20,700          445,050
Group 1 Automotive,
  Inc. (a)                                       40,800          895,050
Monaco Coach Corp. (a)                           38,137        1,008,247
                                                             ------------
                                                               2,959,478

TEXTILE PRODUCTS-0.5%
K-Swiss, Inc. Cl.A                               16,300          528,731
                                                             ------------
                                                               3,488,209

HEALTH CARE-2.7%
BIOTECHNOLOGY-0.4%
Geltex Pharmaceuticals,
  Inc. (a)                                        9,300          130,781
Human Genome Sciences,
  Inc. (a)                                        5,600          291,550
                                                             ------------
                                                                 422,331

MEDICAL PRODUCTS-0.8%
Novoste Corp. (a)                                19,400          447,412
St. Jude Medical, Inc. (a)                        9,800          364,438
Women First Healthcare,
  Inc. (a)                                        9,600          109,200
                                                             ------------
                                                                 921,050


9


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEDICAL SERVICES-1.5%
Health Management
  Associates, Inc. (a)                           62,300    $     513,975
Lifepoint Hospitals,
  Inc. (a)                                       52,900          522,387
Medical Manager
  Corp. (a)                                       5,800          368,300
Orthodontic Centers of
  America, Inc. (a)                              23,500          390,688
                                                             ------------
                                                               1,795,350
                                                             ------------
                                                               3,138,731

CAPITAL GOODS-2.0%
MACHINERY-0.7%
United Rentals, Inc. (a)                         29,000          841,000

MISCELLANEOUS-1.3%
Applied Power, Inc. Cl.A                         11,000          313,500
Mohawk Industries,
  Inc. (a)                                       41,400        1,156,612
                                                             ------------
                                                               1,470,112
                                                             ------------
                                                               2,311,112

TRANSPORTATION-1.6%
SHIPPING-0.4%
Teekay Shipping Corp.                            29,500          494,125

TRUCKING-0.6%
Consolidated Freightways
  Corp. (a)                                      61,000          644,313

MISCELLANEOUS-0.6%
Carey International,
  Inc. (a)                                       37,200          732,375
                                                             ------------
                                                               1,870,813

ENERGY-0.6%
PIPELINES-0.6%
Southern Union Co.                               36,402          723,490

CONSUMER STAPLES-0.3%
RETAIL - FOOD & DRUG-0.3%
Whole Foods Market,
  Inc. (a)                                        7,000          308,000

MULTI-INDUSTRY COMPANIES-0.1%
Playtex Products, Inc. (a)                        8,000          128,000

Total United States
  Investments
  (cost $34,320,184)                                          37,412,142

FOREIGN INVESTMENTS-66.2%
AUSTRALIA-1.7%
Publishing & Broadcasting,
  Ltd.                                           75,000          505,102
Qantas Airways, Ltd.                            125,900          418,238
Smith (Howard), Ltd.                             65,000          502,704
Woodside Petroleum, Ltd.                         77,000          555,006
                                                             ------------
                                                               1,981,050

AUSTRIA-2.6%
Austria Tabakwerke AG                            14,100          785,132
Bank Austria AG                                  15,000          798,178
S & T System Integration &
  Technology Distribution
  AG (a)                                          7,000          647,764
Uproar, Ltd.                                     30,000          762,232
                                                             ------------
                                                               2,993,306

BELGIUM-0.6%
Mobistar NV, SA Cl.A (a)                         13,770          704,149

BRAZIL-0.9%
Tele Sudeste Celular
  Participacoes, SA
  (ADR)                                          12,900          317,663
Telesp Participacoes, SA
  (ADR)                                          36,500          647,875
                                                             ------------
                                                                 965,538

CANADA-1.2%
Cinar Films, Inc. Cl.B
  (ADR) (a)                                      16,100          456,838
FirstService Corp. (a)                           25,000          331,250
GST Telecommunications,
  Inc. (a)                                       22,600          339,000
Imax Corp. (a)                                    9,000          223,875
                                                             ------------
                                                               1,350,963


10


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FINLAND-0.9%
Merita OYJ Cl.A                                 193,900    $   1,047,543

FRANCE-3.7%
CNP Assurances                                   33,020          888,419
Essilor International                             2,330          760,254
SEITA                                            22,770        1,311,751
Unibail, SA                                       5,100          675,450
Union des Assurances
  Federales                                       5,500          634,284
                                                             ------------
                                                               4,270,158

GERMANY-5.7%
B.U.S. Berzelius Umwelt-
  Service AG                                     63,070          870,393
Fresenius AG pfd.                                 5,190          993,855
Hornbach Holdings
  AG pfd.                                        28,730        1,247,856
MVV Energie AG (a)                               36,500          546,668
Primacom AG (ADR)                                25,000        1,203,525
Software AG (a)                                  27,200          925,334
Stinnes AG (a)                                   44,400          707,737
                                                             ------------
                                                               6,495,368

GREECE-0.3%
Antenna TV, SA
  (ADR) (a)                                      30,000          363,750

HONG KONG-1.6%
Amoy Properties, Ltd.                           780,000          723,562
Ng Fung Hong, Ltd.                              836,000          608,560
Television Broadcasting,
  Ltd.                                          100,000          462,534
                                                             ------------
                                                               1,794,656

HUNGARY-0.7%
Magyar Tavkozlesirt
  (ADS)                                          12,100          376,613
Mol Magyar Olaj-es
  Gazipari Rt                                    16,800          453,600
                                                             ------------
                                                                 830,213

INDIA-0.3%
Mahanagar Telephone
Nigam, Ltd. (GDR)                                27,200          287,640

ISRAEL-0.2%
BackWeb Technologies,
  Ltd. (a)                                        8,400          215,775

ITALY-2.4%
Acea SpA (a)                                     55,500          709,518
Banca Nazionale del
  Lavoro                                        302,000          872,315
Industrie Natuzzi SpA
  (ADR)                                          27,800          503,875
Seat-Pagine Gialle SpA                          502,000          702,985
                                                             ------------
                                                               2,788,693

JAPAN-14.2%
Ajinomoto Co., Inc.                              45,000          554,625
Alps Electric Co., Ltd.                          55,000        1,491,997
Banyu Pharmaceutical Co.,
  Ltd.                                           53,000        1,040,167
Daito Trust Construction
  Co., Ltd.                                      93,400          986,588
Daiwa Securities Co.,
  Ltd.                                          232,000        2,013,520
Familymart Co.                                   20,200        1,030,747
Fukuyama Transporting
  Co., Ltd.                                     217,000        1,287,104
Hoya Corp.                                       19,000        1,153,474
Kokuyo Co.                                       63,000        1,076,514
Mikuni Coca-Cola Bottling
  Co., Ltd.                                      41,000          795,717
Sankyo Co., Ltd.                                 27,500        1,592,743
Santen Pharmaceutical
  Co.                                            48,420        1,081,209
Shiseido Co., Ltd.                               84,000        1,161,324
Uni-Charm Corp.                                  20,000        1,041,476
                                                             ------------
                                                              16,307,205


11


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
LUXEMBOURG-0.6%
Millicom International
Cellular, SA (a)                                 23,600    $     722,750

MALAYSIA-0.1%
Lingkaran Trans Kota
  Holdings (a)                                   40,000           40,948
Metacorp Berhad                                  30,000           22,607
Sime Darby Berhad                                43,000           46,872
Star Publications                                10,000           20,142
UMW Holdings Bhd                                 16,000           31,279
                                                             ------------
                                                                 161,848

MEXICO-0.4%
Cifra SA, de CV (ADR)                            28,400          487,344

NETHERLANDS-4.4%
Equant NV (a)                                    18,000        1,579,025
Meta4 NV (a)                                     19,200          322,480
PinkRoccade NV (a)                               19,400          575,927
United Pan-Europe
  Communications NV (a)                          30,400        1,974,081
Versatel Telecom
  International NV (a)                           39,000          542,389
                                                             ------------
                                                               4,993,902

NORWAY-0.0%
Frontline Limited, Wts (a)                       15,216           23,115

PEOPLES REPUBLIC OF CHINA-0.3%
Beijing Datang Power
  Generation Co., Ltd.                        1,344,000          350,649

POLAND-0.7%
Kredyt Bank, SA
  (GDR) (a)                                      34,000          850,000

PORTUGAL-0.4%
Telecel-Comunicacaoes
  Pessoais, SA (b)                                3,200          409,605

SINGAPORE-0.9%
Development Bank of
  Singapore                                      82,000        1,067,340

SOUTH AFRICA-0.5%
M-Cell, Ltd.                                    115,400          210,669
Usko, Ltd.                                    1,824,900          355,356
                                                             ------------
                                                                 566,025

SOUTH KOREA-1.2%
Housing & Commercial
  Bank (a)                                       23,000          561,861
SK Telecom Co., Ltd.
  (ADR)                                          59,860          849,264
SK Telecom Co., Ltd.
  (ADR) Rights (a)                                   13               38
                                                             ------------
                                                               1,411,163

SPAIN-4.2%
Aldeasa, SA                                      25,300          748,373
Endesa, SA                                       34,780          683,877
Indra Sistemas, SA                               67,000          672,327
Portland Valderrivas, SA                         23,900          750,683
Sogecable, SA (a)                                33,000          930,245
Tabacalera, SA Series A                          53,000        1,048,939
                                                             ------------
                                                               4,834,444

SWEDEN-1.9%
Autoliv, Inc. (ADR)                              42,900        1,478,734
Securitas AB Series B                            44,000          651,141
                                                             ------------
                                                               2,129,875

SWITZERLAND-1.0%
SEZ Holding AG                                    3,600        1,170,163

THAILAND-0.7%
CMIC Finance & Security
  Public Co. (a) (c)                            110,000               -0-
Siam Commercial Bank
  Plc pfd. (a)                                  329,000          406,773

Total Access
  Communication Plc                             141,000          335,580
                                                             ------------
                                                                 742,353


12


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-11.9%
BPB Plc                                         205,300    $   1,330,920
CMG Plc                                          36,300        1,011,901
Cordiant Communications
  Group Plc                                     292,000          802,150
Energis Plc (a)                                  36,400          968,673
Filtronic Comtek Plc                             83,800        1,109,606
Future Network Plc (a)                          150,000        1,045,352
Kingston Communication
  (Hull) Plc (a)                                123,200          612,988
Next Plc                                        124,000        1,364,565
Slough Estates Plc                              122,000          718,732
Stagecoach Holdings Plc                         225,900          795,388
Tomkins Plc                                     281,600        1,291,582
United News & Media Plc                         150,700        1,641,290
WPP Group Plc                                   101,000          906,847
                                                             ------------
                                                              13,599,994

Total Foreign Investments
  (cost $66,914,704)                                          75,916,577

Total Common Stocks &
  Other Investments
  (cost $101,234,888)                                        113,328,719


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.3%
TIME DEPOSIT-2.3%
State Street Bank Euro
  Dollar
  4.75%, 8/02/99
  (amortized cost
  $2,688,000)                                   $ 2,688    $   2,688,000

TOTAL INVESTMENTS-101.2%
  (cost $103,922,888)                                        116,016,719
Other assets less
  liabilities-(1.2%)                                          (1,401,670)

NET ASSETS-100%                                            $ 114,615,049


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1999, these securities amounted to $409,605 representing .36% of net assets.

(c)  Illiquid security, valued at fair market value (see Note A).

     Glossary of Terms:
     ADR - American Depositary Receipt
     ADS - American Depositary Shares
     GDR - Global Depositary Receipt

     See notes to financial statements.


13


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $103,922,888)        $ 116,016,719
  Cash, at value (cost $12,812)                                         13,595
  Receivable for investment securities sold                            758,906
  Foreign tax receivable                                                61,199
  Dividends and interest receivable                                     37,685
  Total assets                                                     116,888,104

LIABILITIES
  Payable for investment securities purchased                          976,691
  Unclaimed dividends                                                  634,082
  Payable for capital stock redeemed                                   326,855
  Management fee payable                                                97,768
  Distribution fee payable                                              51,582
  Accrued expenses and other liabilities                               186,077
  Total liabilities                                                  2,273,055

NET ASSETS                                                       $ 114,615,049

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     101,559
  Additional paid-in capital                                       103,059,534
  Accumulated net investment loss                                      (25,115)
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (617,108)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     12,096,179
                                                                 $ 114,615,049

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($77,163,563/6,615,487 shares of capital stock issued
    and outstanding)                                                    $11.66
  Sales charge--4.25% of public offering price                             .52
  Maximum offering price                                                $12.18

  CLASS B SHARES
  Net asset value and offering price per share
    ($30,204,567/2,857,724 shares of capital stock issued
    and outstanding)                                                    $10.57

  CLASS C SHARES
  Net asset value and offering price per share
    ($7,058,338/666,351 shares of capital stock issued
    and outstanding)                                                    $10.59

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($188,581/16,058 shares of capital stock issued
    and outstanding)                                                    $11.74


See notes to financial statements.


14


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                         ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $112,311)                                    $ 1,488,999
  Interest                                              202,047
                                                                   $ 1,691,046

EXPENSES
  Advisory fee                                        1,104,000
  Distribution fee - Class A                            215,726
  Distribution fee - Class B                            310,184
  Distribution fee - Class C                             72,574
  Transfer agency                                       481,236
  Custodian                                             288,116
  Printing                                              151,604
  Administrative                                        128,000
  Audit and legal                                        71,849
  Registration                                           44,885
  Directors' fees                                        23,000
  Miscellaneous                                          15,692
  Total expenses                                      2,906,866
  Less: expense offset arrangement (see Note B)         (33,696)
  Net expenses                                                       2,873,170
  Net investment loss                                               (1,182,124)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       3,594,930
  Net realized loss on foreign currency
    transactions                                                    (1,775,265)
  Net change in unrealized appreciation of:
    Investments                                                      5,258,819
    Foreign currency denominated assets and
      liabilities                                                     (152,624)
  Net gain on investments and foreign currency
    transactions                                                     6,925,860

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 5,743,736


See notes to financial statements.


15


STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                     JULY 31,       JULY 31,
                                                      1999           1998
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                             $  (1,182,124) $  (1,518,977)
  Net realized gain on investments and foreign
    currency transactions                             1,819,665     14,877,192
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                            5,106,195    (10,503,261)
  Net increase in net assets from operations          5,743,736      2,854,954

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (7,496,012)    (6,916,095)
    Class B                                          (3,620,259)    (3,117,806)
    Class C                                            (837,402)      (796,527)
    Advisor Class                                       (18,180)       (28,565)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (10,689,478)    13,322,160
  Total increase (decrease)                         (16,917,595)     5,318,121

NET ASSETS
  Beginning of year                                 131,532,644    126,214,523
  End of year                                     $ 114,615,049  $ 131,532,644


See notes to financial statements.


16


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1%
on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss and the tax treatment of foreign currency losses, resulted in a net decrease in accumulated net investment loss and accumulated net realized gains/loss on investments and foreign currency denominated assets and liabilities and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $128,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $302,942 for the year ended July 31, 1999.

In addition, for the year ended July 31, 1999, the Fund's expenses were reduced by $33,696 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $17,766 from the sales of Class A shares and $1,306, $93,920 and $4,056 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $620,564, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average


18


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,907,082 and $811,488 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $128,998,961 and $149,279,652, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was $105,260,005. Accordingly, gross unrealized appreciation of investments was $18,592,758 and gross unrealized depreciation of investments was $7,836,044, resulting in net unrealized appreciation of $10,756,714, excluding foreign currency transactions.

The Fund elects to treat net realized securities losses from 11/1/98 through 7/31/99 as having occurred in the following fiscal year.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at July 31, 1999.


19


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              623,396     1,542,623     $ 6,806,663     $19,248,639
Shares issued in
  reinvestment of
  distributions          629,890       491,450       6,097,336       5,622,159
Shares converted
  from Class B            73,883        78,190         780,932         969,207
Shares redeemed       (1,536,869)   (1,908,638)    (16,383,463)    (23,505,697)
Net increase
  (decrease)            (209,700)      203,625     $(2,698,532)    $ 2,334,308

CLASS B
Shares sold              657,798     1,841,143     $ 6,355,692     $21,462,154
Shares issued in
  reinvestment of
  distributions          370,560       257,260       3,268,436       2,725,087
Shares converted
  to Class A             (77,917)      (84,225)       (780,932)       (969,207)
Shares redeemed       (1,559,407)   (1,202,471)    (14,943,035)    (13,793,910)
Net increase
  (decrease)            (608,966)      811,707     $(6,099,839)    $ 9,424,124

CLASS C
Shares sold              265,399       620,351     $ 2,571,782     $ 7,209,073
Shares issued in
  reinvestment of
  distributions           87,168        69,804         770,565         741,394
Shares redeemed         (530,032)     (569,558)     (5,072,717)     (6,465,829)
Net increase
  (decrease)            (177,465)      120,597     $(1,730,370)    $ 1,484,638

ADVISOR CLASS
Shares sold                4,127         6,144     $    44,310     $    77,324
Shares issued in
  reinvestment of
  distributions            1,319         2,093          12,857          24,004
Shares redeemed          (21,501)       (1,981)       (217,904)        (22,238)
Net increase
  (decrease)             (16,055)        6,256     $  (160,737)    $    79,090


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


20


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


21


FINANCIAL HIGHLIGHTS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          CLASS A
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.14       $12.87       $11.61       $10.38       $11.08

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.08)(a)     (.11)(a)     (.15)(a)     (.14)(a)     (.09)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .76          .37         2.97         1.90         1.50
Net increase in net asset value from
  operations                                     .68          .26         2.82         1.76         1.41

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $11.66       $12.14       $12.87       $11.61       $10.38

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.51%        2.49%       26.47%       17.46%       16.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $77,164      $82,843      $85,217      $68,623      $60,057
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.37%(c)     2.16%(c)     2.41%(c)     2.51%        2.54%(d)
  Net investment loss                           (.79)%       (.88)%      (1.25)%      (1.22)%      (1.17)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


22


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS B
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.20       $12.03       $11.03       $ 9.95       $10.78

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)     (.18)(a)     (.21)(a)     (.20)(a)     (.12)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .68          .34         2.77         1.81         1.40
Net increase in net asset value from
  operations                                     .53          .16         2.56         1.61         1.28

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $10.57       $11.20       $12.03       $11.03       $ 9.95

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.74%        1.80%       25.42%       16.69%       15.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $30,205      $38,827      $31,946      $14,247       $5,164
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.14%(c)     2.88%(c)     3.11%(c)     3.21%        3.20%(d)
  Net investment loss                          (1.59)%      (1.58)%      (1.92)%      (1.88)%      (1.92)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


23


FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.22       $12.05       $11.05       $ 9.96       $10.79

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)     (.19)(a)     (.22)(a)     (.20)(a)     (.17)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .69          .35         2.78         1.82         1.45
Net increase in net asset value from
  operations                                     .53          .16         2.56         1.62         1.28

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)        (.53)       (1.99)
Tax return of capital                             -0-          -0-          -0-          -0-        (.12)
Total distributions                            (1.16)        (.99)       (1.56)        (.53)       (2.11)
Net asset value, end of year                  $10.59       $11.22       $12.05       $11.05       $ 9.96

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.72%        1.79%       25.37%       16.77%       15.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $7,058       $9,471       $8,718       $4,119       $1,407
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.15%(c)     2.88%(c)     3.10%(c)     3.19%        3.25%(d)
  Net investment loss                          (1.61)%      (1.59)%      (1.93)%      (1.85)%      (2.10)%
Portfolio turnover rate                          120%         113%         129%         139%         128%


See footnote summary on page 25.


24


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                            ------------------------------------
                                                                       OCTOBER 2,
                                                                         1996(E)
                                               YEAR ENDED JULY 31,        TO
                                            ------------------------    JULY 31,
                                                1999         1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $12.20       $12.89       $12.56

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.07)        (.07)        (.08)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   .77          .37         1.97
Net increase in net asset value from
  operations                                     .70          .30         1.89

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.16)        (.99)       (1.56)
Net asset value, end of period                $11.74       $12.20       $12.89

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.63%        2.82%       17.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $189         $392         $333
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (c)                          2.13%        1.87%        2.05%(f)
  Net investment loss                           (.63)%       (.57)%       (.84)%(f)
Portfolio turnover rate                          120%         113%         129%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods ended July 31, 1999, July 31, 1998 and July 31, 1997, the ratios of expenses net of waivers/reimbursements were 2.33%, 2.14% and 2.38% for Class A shares, 3.11%, 2.86% and 3.08% for Class B shares, 3.12%, 2.85% and 3.08% for Class C shares and 2.10%, 1.84% and 2.04% for Advisor Class shares, respectively.

(d) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(e)  Commencement of distribution.

(f)  Annualized.


25


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL SMALL CAP FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 8, 1999



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $528,853 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1999 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1999 is $112,311. The foreign source income for information reporting purposes is $112,311.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


26


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________
BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, SENIOR VICE PRESIDENT-INVESTMENTS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
MARK BREEDON, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


27


ALLIANCE GLOBAL SMALL CAP FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL


THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER,

ALLIANCE CAPITAL MANAGEMENT L.P.

GSCAR799